UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 19, 2022

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2022, the Board of Directors (the "Board") of MacroGenics, Inc. (the "Company") approved the appointment of Margaret Liu, M.D. to serve as a director on the Board, effective January 3, 2023 (the “Effective Date”). Dr. Liu has been designated as a Class II director to hold office until the Company’s 2024 Annual Meeting of Stockholders, or until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. Dr. Liu has been appointed to the Science & Technology Committee, effective as of the Effective Date.

Consistent with the Company's Director Compensation Program for non-employee directors, as described under the heading "Director Compensation" in the Company's most recent definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022, Dr. Liu will receive an annual retainer as compensation for her service. In addition, upon appointment to the Board, Dr. Liu will be granted an option to purchase 36,000 shares of the Company's common stock at an exercise price equal to the closing market price of the Company’s common stock on the Effective Date, vesting in thirty six (36) substantially equal monthly portions beginning on the first monthly anniversary of the date of grant, subject to Dr. Liu’s continued service on the Board through each vesting date.

There are no arrangements or understandings between Dr. Liu and any other person pursuant to which Dr. Liu was selected as a director, and there are no transactions in which the Company is a party and in which Dr. Liu has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2022	MACROGENICS, INC.
	By:	/s/ Jeffrey Peters Jeffrey Peters Senior Vice President and General Counsel